As filed with the Securities and Exchange Commission on June 15, 1998
                                         Registration No. 333-40203

      -------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------
                         Post-Effective Amendment No. 1
                                       to
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933
                             ----------------------

                        CULLIGAN WATER TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                         51-0350629
       (State or other jurisdiction of          (I.R.S. Employer
        incorporation or organization)         Identification No.)

                             ----------------------

                              ONE CULLIGAN PARKWAY
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 205-6000
       (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                             ----------------------

                           EDWARD A. CHRISTENSEN, ESQ.
                              ONE CULLIGAN PARKWAY
                           NORTHBROOK, ILLINOIS 60062
                                 (847) 205-6000
            (Name, address and telephone number, including area code,
                              of agent for service)

      ===================================================================

     The offering described in the Registration Statement has been terminated. This Post-Effective Amendment is being filed solely to remove from registration all securities offered in the Registration Statement which remained unsold at the termination of the offering.

                             ----------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Northbrook, State of Illinois, on this 15th day of June, 1998.

                               CULLIGAN WATER TECHNOLOGIES, INC.



                               By: /s/ Edward A. Christensen
                                  Name:  Edward A. Christensen
                                  Title: Vice President, General Counsel
                                         and Secretary



           Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.


          NAME                       TITLE                 DATE

/s/ Douglas A. Pertz*     President, Chief Executive  June 15, 1998
---------------------        Officer and Director
Douglas A. Pertz


/s/ Michael E. Salvati*     Vice President, Finance   June 15, 1998
-----------------------           and Chief
Michael E. Salvati             Financial Officer
                           (principal financial and
                              accounting officer)


/s/ R. Theodore Ammon*             Director           June 15, 1998
-----------------------
R. Theodore Ammon


/s/ Andrew Africk*                 Director           June 15, 1998
-----------------------
Andrew Africk


/s/ Bernard Attal*                 Director           June 15, 1998
-----------------------
Bernard Attal


/s/ Leon D. Black*                 Director           June 15, 1998
-----------------------
Leon D. Black

/s/ Robert H. Falk*                Director           June 15, 1998
-----------------------
Robert H. Falk


/s/ Michael F. Fisch*              Director           June 15, 1998
-----------------------
Michael F. Fisch


/s/ Mark H. Rachesky *             Director           June 15, 1998
-----------------------
Mark H. Rachesky


/s/ Robert L. Rosen*               Director           June 15, 1998
-----------------------
Robert L. Rosen


/s/ Marc J. Rowan*                 Director           June 15, 1998
-----------------------
Marc J. Rowan


/s/ Stephen J. Solarz*             Director           June 15, 1998
-----------------------
Stephen J. Solarz


/s/ Carl Spielvogel*               Director           June 15, 1998
-----------------------
Carl Spielvogel




-----------------
*By: /s/ Edward A. Christensen
     -------------------------
     Edward A. Christensen
     Attorney in fact